CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE INTERMEDIATE FIXED INCOME FUND

Institutional Class (CNRIX)

Class N (RIMCX)

Supplement dated March 23, 2020, to the

Summary Prospectus dated January 31, 2020, and the

Prospectus dated January 31, 2020

The Fund’s after-tax returns have been revised. The table on page 5 of the Summary Prospectus and on page 30 of the Prospectus is deleted in its entirety and replaced with the following:

This table shows the average annual total returns of each class of the Intermediate Fixed Income Fund for the periods ended December 31, 2019. The table also shows how the Fund’s performance compares with the returns of indices comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2019)	One Year	Five Years	Ten Years
Class N(1)
Return Before Taxes	6.97%	2.18%	3.16%
Return After Taxes on Distributions(2)	6.06%	1.35%	2.13%
Return After Taxes on Distributions and Sale of Fund Shares(3)	4.12%	1.30%	2.02%
Institutional Class(4)
Return Before Taxes	7.48%	2.70%	3.47%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (Reflects no deduction for fees, expenses or taxes)	6.80%	2.57%	3.05%

(1)	Performance shown for period prior to March 29, 2013, reflects that of the Predecessor Fund’s Class N shares.
(2)	The Return After Taxes on Distributions for the periods ended December 31, 2018, were inadvertently misstated in the prospectus dated January 31, 2019. Those amounts should have been -1.65%, 0.71% and 1.96% for the one-, five- and ten-year periods, respectively.
(3)	The Return After Taxes on Distributions and Sale of Fund Shares for certain periods ended December 31, 2018, were inadvertently misstated in the prospectus dated January 31, 2019. Those amounts should have been -0.43% and 1.92% for the one- and ten-year periods, respectively.
(3)	Institutional Class shares of the Fund were first offered on December 21, 2013. Performance shown for periods between March 29, 2013, and December 21, 2013, reflect the performance of the Class N shares of the Fund. Performance shown for periods prior to March 29, 2013, reflect the performance of the Predecessor Fund’s Class N shares.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SM-022-1300